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                       FARMERS & MERCHANTS BANCORP, INC.


                                                                    EXHIBIT 99.1

In connection with the Annual Report on Form 10-K of Farmers & Merchants Bancorp, Inc. for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Joe E. Crossgrove, Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

       2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


Date: March 28, 2003              /s/ Joe E. Crossgrove
                                  ------------------------------------------
                                  Joe E. Crossgrove, Chief Executive Officer





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